UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2017

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkway Drive, Suite 270 Lincolnshire, IL 60069	60069
(Address of Principal Executive Offices)	(Zip Code)

(847) 808-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

On June 9, 2017, Camping World Holdings, Inc. (the “Company”) consummated the sale to the Underwriters (as defined below) of an additional 600,000 shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”) offered by the Company, and the Selling Stockholders (as defined below) consummated the sale to the Underwriters of an additional 825,000 shares of Class A Common Stock offered by certain affiliates of Crestview Advisors, L.L.C. (collectively, the “Selling Stockholders”), in each case, pursuant to the option to purchase additional shares of Class A Common Stock granted by each of the Company and the Selling Stockholders to the Underwriters pursuant to that certain Underwriting Agreement, dated as of May 24, 2017 (the “Underwriting Agreement”), by and among the Company, CWGS Enterprises, LLC, a Delaware limited liability company (“CWGS, LLC”), the Selling Stockholders and Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several Underwriters listed on Schedule I to the Underwriting Agreement (the “Underwriters”), in connection with the previously announced public offering of 9,500,000 shares of Class A Common Stock, which closed on May 31, 2017. The additional purchase was consummated at the public offering price of $27.75 per share, less underwriting discounts and commissions.

The proceeds of the primary portion of the offering were used by the Company to purchase 600,000 common units directly from CWGS, LLC, at a price per unit equal to the public offering price per share of Class A Common Stock in the offering, less underwriting discounts and commissions. CWGS, LLC intends to use the net proceeds from the sale of common units to the Company for general corporate purposes, including the funding of the acquisition of certain assets of Gander Mountain Company and its Overton’s, Inc. boating business, including the related re-opening and initial working capital needs of the Company’s current goal to operate 70 or more retail locations and certain liabilities that the Company will assume in connection therewith. The Company did not receive any proceeds from the sale of the shares of Class A Common Stock by the Selling Stockholders.

The offering was made pursuant to a registration statement (the “Registration Statement”) filed on Form S-1 (Registration No. 333-217012) with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on May 24, 2017.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

	By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Chief Financial Officer and Secretary

Date: June 9, 2017

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